Second Quarter

Financial Supplement

June 30, 2012

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 38, and in MetLife’s earnings press release dated August 1, 2012, for the three months ended June 30, 2012, which is available at www.metlife.com.

	METLIFE, INC.
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Operating earnings available to common shareholders	$1,207	$996	$1,247	$1,463	$1,426
	Preferred stock dividends	31	30	31	30	31
	Operating earnings	1,238	1,026	1,278	1,493	1,457
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(155)	(55)	(558)	(110)	(64)
	Net derivative gains (losses)	352	4,196	591	(1,978)	2,092
	Other adjustments to continuing operations	(446)	(395)	(542)	(410)	(725)
	Provision for income tax (expense) benefit	73	(1,330)	194	871	(460)
	Income (loss) from continuing operations, net of income tax	1,062	3,442	963	(134)	2,300
	Income (loss) from discontinued operations, net of income tax	31	8	25	14	3
	Net income (loss)	1,093	3,450	988	(120)	2,303
	Less: Net income (loss) attributable to noncontrolling interest	(7)	(6)	(2)	24	8
	Net income (loss) attributable to MetLife, Inc.	1,100	3,456	990	(144)	2,295
	Less: Preferred stock dividends	31	30	31	30	31
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$1,069	$3,426	$959	$(174)	$2,264

	Operating earnings available to common shareholders per common share - diluted (1), (2)	$1.13	$0.93	$1.17	$1.37	$1.33
	Net investment gains (losses)	(0.14)	(0.05)	(0.52)	(0.10)	(0.06)
	Net derivative gains (losses)	0.33	3.94	0.55	(1.85)	1.96
	Other adjustments to continuing operations	(0.43)	(0.38)	(0.50)	(0.38)	(0.67)
	Provision for income tax (expense) benefit	0.07	(1.25)	0.18	0.81	(0.43)
	Discontinued operations, net of income tax	0.03	0.01	0.02	0.01	-
	Less: Net income (loss) attributable to noncontrolling interest	(0.01)	(0.01)	-	0.02	0.01
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (1), (2)	$1.00	$3.21	$0.90	$(0.16)	$2.12

	Weighted average common shares outstanding - diluted	1,071.0	1,066.2	1,066.3	1,070.9	1,070.0

	Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Book value per common share - (actual common shares outstanding) (3)	$46.56	$53.15	$52.43	$53.37	$56.83
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (3)	$43.24	$46.50	$46.69	$46.52	$48.60
	Book value per common share - diluted - (weighted average common shares outstanding) (3)	$45.97	$52.72	$52.03	$52.87	$56.41
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (3)	$42.70	$46.13	$46.32	$46.09	$48.25

		For the Three Months Ended
	Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Common shares outstanding, beginning of period	1,056.1	1,057.4	1,057.6	1,058.0	1,060.9
	Newly issued shares	1.3	0.2	0.4	2.9	1.3
	Common shares outstanding, end of period	1,057.4	1,057.6	1,058.0	1,060.9	1,062.2

	Weighted average common shares outstanding - basic	1,059.8	1,060.2	1,060.4	1,064.3	1,064.7
	Dilutive effect of stock purchase contracts underlying common equity units (1)	4.0	-	-	-	-
	Dilutive effect of the exercise or issuance of stock-based awards (2)	7.2	6.0	5.9	6.6	5.3
	Weighted average common shares outstanding - diluted	1,071.0	1,066.2	1,066.3	1,070.9	1,070.0

	Policyholder Trust Shares	216.5	215.3	212.9	209.7	207.5

(1)

For the three months ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(2)

For the three months ended March 31, 2012, 6.6 million shares, related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(3)

Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$341,744	$353,927	$350,271	$354,451	$ 366,339
Equity securities available-for-sale, at estimated fair value	3,238	3,118	3,023	3,043	2,882
Trading and other securities, at estimated fair value (1)	19,700	18,698	18,268	19,026	18,328
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	60,819	59,209	56,915	56,641	57,201
Held-for-sale, principally at estimated fair value (2)	2,805	3,740	15,178	11,947	1,740
Mortgage loans, net	63,624	62,949	72,093	68,588	58,941
Policy loans	11,858	11,932	11,892	11,896	11,912
Real estate and real estate joint ventures	8,234	8,197	8,563	8,472	8,477
Other limited partnership interests	6,453	6,538	6,378	6,487	6,726
Short-term investments, principally at estimated fair value	12,419	15,913	17,310	11,801	18,526
Other invested assets, principally at estimated fair value	14,866	23,103	23,581	20,172	24,288
Total investments	482,136	504,375	511,379	503,936	516,419
Cash and cash equivalents, principally at estimated fair value (1)	9,628	10,001	10,461	18,667	16,035
Accrued investment income	4,341	4,793	4,344	4,612	4,404
Premiums, reinsurance and other receivables	21,070	23,137	22,481	23,759	23,974
Deferred policy acquisition costs and value of business acquired	25,234	24,516	24,619	25,105	24,505
Goodwill	12,036	12,006	11,935	11,903	11,823
Other assets	8,246	8,340	7,984	9,647	7,711
Assets of subsidiaries held-for-sale	3,369	3,421	-	-	-
Separate account assets	202,382	191,499	203,023	221,975	220,317
Total assets	$768,442	$782,088	$796,226	$819,604	$825,188

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$176,372	$182,756	$184,275	$184,141	$188,509
Policyholder account balances	217,597	217,764	217,700	220,813	225,909
Other policy-related balances	15,456	15,451	15,599	16,029	15,664
Policyholder dividends payable	853	871	774	761	786
Policyholder dividend obligation	1,281	2,782	2,919	2,700	3,369
Payables for collateral under securities loaned and other transactions	30,079	34,933	33,716	32,496	40,302
Bank deposits	10,022	10,685	10,507	10,478	6,832
Short-term debt	102	451	686	101	101
Long-term debt (1)	28,269	24,753	23,692	23,389	18,879
Collateral financing arrangements	5,297	5,297	4,647	4,647	4,196
Junior subordinated debt securities	3,192	3,192	3,192	3,192	3,192
Current income tax payable	133	385	193	239	310
Deferred income tax liability	2,747	6,155	6,395	6,375	8,603
Other liabilities (2)	19,707	23,121	30,914	33,144	25,395
Liabilities of subsidiaries held-for-sale	3,163	3,221	-	-	-
Separate account liabilities	202,382	191,499	203,023	221,975	220,317
Total liabilities	716,652	723,316	738,232	760,480	762,364

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	124	130	105	114	95

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-	-
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,714	26,744	26,782	26,920	26,927
Retained earnings	21,216	24,642	24,814	24,640	26,904
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	3,502	7,024	6,083	7,266	8,735
Total MetLife, Inc.’s stockholders’ equity	51,272	58,250	57,519	58,666	62,406
Noncontrolling interests	394	392	370	344	323
Total equity	51,666	58,642	57,889	59,010	62,729
Total liabilities and equity	$768,442	$782,088	$796,226	$819,604	$825,188

(1)    At June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, $6,865 million, $3,380 million, $3,276 million, $3,116 million and $3,023 million, respectively, of assets and $6,547 million, $3,157 million, $3,068 million, $2,916 million and $2,821 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See Pages 33 and 34, note 3 for the amounts by asset category.

(2)    At December 31, 2011, March 31, 2012 and June 30, 2012, $7,652 million, $8,283 million and $259 million, respectively, of assets and $7,626 million, $8,252 million and $257 million, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

OPERATING REVENUES
Premiums	$9,270	$9,319	$9,148	$9,107	$9,139
Universal life and investment-type product policy fees	1,908	1,906	1,882	2,009	1,999
Net investment income	5,011	4,970	4,897	5,085	5,187
Other revenues	458	517	468	489	464
Total operating revenues	16,647	16,712	16,395	16,690	16,789

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,272	9,604	8,926	8,939	9,132
Interest credited to policyholder account balances	1,508	1,534	1,536	1,539	1,525
Capitalization of DAC	(1,365)	(1,524)	(1,398)	(1,362)	(1,313)
Amortization of DAC and VOBA	1,136	1,162	1,060	1,018	1,162
Amortization of negative VOBA	(163)	(150)	(143)	(137)	(164)
Interest expense on debt	328	328	326	313	299
Other expenses	4,172	4,389	4,304	4,291	4,113
Total operating expenses	14,888	15,343	14,611	14,601	14,754

Operating earnings before provision for income tax	1,759	1,369	1,784	2,089	2,035
Provision for income tax expense (benefit)	521	343	506	596	578
Operating earnings	1,238	1,026	1,278	1,493	1,457
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,207	$996	$1,247	$1,463	$1,426

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,238	$1,026	$1,278	$1,493	$1,457
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(155)	(55)	(558)	(110)	(64)
Net derivative gains (losses)	352	4,196	591	(1,978)	2,092
Premiums	24	23	23	22	22
Universal life and investment-type product policy fees	61	92	68	69	98
Net investment income	83	(718)	30	1,115	(468)
Other revenues	134	203	186	108	(71)
Policyholder benefits and claims and policyholder dividends	(223)	202	(485)	(508)	(131)
Interest credited to policyholder account balances	66	796	37	(1,018)	503
Capitalization of DAC	2	3	2	2	2
Amortization of DAC and VOBA	(118)	(556)	73	304	(317)
Amortization of negative VOBA	20	20	18	18	17
Interest expense on debt	(92)	(97)	(43)	(45)	(43)
Other expenses	(403)	(363)	(451)	(477)	(337)
Provision for income tax (expense) benefit	73	(1,330)	194	871	(460)
Income (loss) from continuing operations, net of income tax	1,062	3,442	963	(134)	2,300
Income (loss) from discontinued operations, net of income tax	31	8	25	14	3
Net income (loss)	1,093	3,450	988	(120)	2,303
Less: Net income (loss) attributable to noncontrolling interest	(7)	(6)	(2)	24	8
Net income (loss) attributable to MetLife, Inc.	1,100	3,456	990	(144)	2,295
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,069	$3,426	$959	$(174)	$2,264

Total Operating Premiums, Fees and Other Revenues	$11,636	$11,742	$11,498	$11,605	$11,602

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2012
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,139	$6,434	$2,011	$680	$14
Universal life and investment-type product policy fees	1,999	1,537	315	108	39
Net investment income	5,187	4,047	730	157	253
Other revenues	464	397	(3)	27	43
Total operating revenues	16,789	12,415	3,053	972	349

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,132	7,302	1,374	404	52
Interest credited to policyholder account balances	1,525	1,061	426	26	12
Capitalization of DAC	(1,313)	(558)	(538)	(217)	-
Amortization of DAC and VOBA	1,162	563	404	195	-
Amortization of negative VOBA	(164)	(1)	(127)	(36)	-
Interest expense on debt	299	2	4	1	292
Other expenses	4,113	2,368	1,097	478	170
Total operating expenses	14,754	10,737	2,640	851	526

Operating earnings before provision for income tax	2,035	1,678	413	121	(177)
Provision for income tax expense (benefit)	578	550	138	39	(149)
Operating earnings	1,457	1,128	275	82	(28)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,426	$1,128	$275	$82	$(59)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,457	$1,128	$275	$82	$(28)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(64)	202	(36)	(25)	(205)
Net derivative gains (losses)	2,092	1,801	50	14	227
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	98	86	(1)	13	-
Net investment income	(468)	(96)	(358)	(177)	163
Other revenues	(71)	1	6	-	(78)
Policyholder benefits and claims and policyholder dividends	(131)	(110)	(21)	-	-
Interest credited to policyholder account balances	503	(26)	353	176	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	(317)	(302)	1	(16)	-
Amortization of negative VOBA	17	1	16	-	-
Interest expense on debt	(43)	-	-	-	(43)
Other expenses	(337)	(13)	9	(19)	(314)
Provision for income tax (expense) benefit	(460)	(565)	(24)	39	90
Income (loss) from continuing operations, net of income tax	2,300	2,131	270	87	(188)
Income (loss) from discontinued operations, net of income tax	3	3	-	-	-
Net income (loss)	2,303	2,134	270	87	(188)
Less: Net income (loss) attributable to noncontrolling interest	8	1	9	(5)	3
Net income (loss) attributable to MetLife, Inc.	2,295	2,133	261	92	(191)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,264	$2,133	$261	$92	$(222)

Total Operating Premiums, Fees and Other Revenues	$11,602	$8,368	$2,323	$815	$96

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2011
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,270	$6,684	$1,884	$689	$13
Universal life and investment-type product policy fees	1,908	1,439	296	135	38
Net investment income	5,011	4,012	596	178	225
Other revenues	458	349	8	29	72
Total operating revenues	16,647	12,484	2,784	1,031	348

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,272	7,581	1,272	395	24
Interest credited to policyholder account balances	1,508	1,065	398	45	-
Capitalization of DAC	(1,365)	(705)	(467)	(193)	-
Amortization of DAC and VOBA	1,136	554	401	181	-
Amortization of negative VOBA	(163)	(2)	(141)	(20)	-
Interest expense on debt	328	4	(1)	-	325
Other expenses	4,172	2,477	1,063	514	118
Total operating expenses	14,888	10,974	2,525	922	467

Operating earnings before provision for income tax	1,759	1,510	259	109	(119)
Provision for income tax expense (benefit)	521	495	88	45	(107)
Operating earnings	1,238	1,015	171	64	(12)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,207	$1,015	$171	$64	$(43)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,238	$1,015	$171	$64	$(12)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(155)	16	(32)	(34)	(105)
Net derivative gains (losses)	352	484	5	(12)	(125)
Premiums	24	24	-	-	-
Universal life and investment-type product policy fees	61	61	-	-	-
Net investment income	83	(33)	(175)	121	170
Other revenues	134	2	2	-	130
Policyholder benefits and claims and policyholder dividends	(223)	(213)	(10)	-	-
Interest credited to policyholder account balances	66	(30)	204	(108)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	(118)	(118)	-	-	-
Amortization of negative VOBA	20	1	19	-	-
Interest expense on debt	(92)	-	-	-	(92)
Other expenses	(403)	(14)	3	(47)	(345)
Provision for income tax (expense) benefit	73	(72)	10	6	129
Income (loss) from continuing operations, net of income tax	1,062	1,125	197	(10)	(250)
Income (loss) from discontinued operations, net of income tax	31	29	1	-	1
Net income (loss)	1,093	1,154	198	(10)	(249)
Less: Net income (loss) attributable to noncontrolling interest	(7)	-	1	(3)	(5)
Net income (loss) attributable to MetLife, Inc.	1,100	1,154	197	(7)	(244)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,069	$1,154	$197	$(7)	$(275)

Total Operating Premiums, Fees and Other Revenues	$11,636	$8,472	$2,188	$853	$123

METLIFE, INC. CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2012
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$18,246	$12,836	$3,958	$1,424	$28
Universal life and investment-type product policy fees	4,008	3,064	638	227	79
Net investment income	10,272	8,094	1,383	342	453
Other revenues	953	783	13	63	94
Total operating revenues	33,479	24,777	5,992	2,056	654

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18,071	14,527	2,643	838	63
Interest credited to policyholder account balances	3,064	2,138	853	61	12
Capitalization of DAC	(2,675)	(1,156)	(1,099)	(420)	-
Amortization of DAC and VOBA	2,180	1,062	759	359	-
Amortization of negative VOBA	(301)	(3)	(257)	(41)	-
Interest expense on debt	612	5	5	1	601
Other expenses	8,404	4,794	2,219	1,018	373
Total operating expenses	29,355	21,367	5,123	1,816	1,049

Operating earnings before provision for income tax	4,124	3,410	869	240	(395)
Provision for income tax expense (benefit)	1,174	1,124	297	82	(329)
Operating earnings	2,950	2,286	572	158	(66)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,889	$2,286	$572	$158	$(127)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$2,950	$2,286	$572	$158	$(66)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(174)	167	(139)	(18)	(184)
Net derivative gains (losses)	114	694	20	43	(643)
Premiums	44	44	-	-	-
Universal life and investment-type product policy fees	167	156	(2)	13	-
Net investment income	647	(136)	149	282	352
Other revenues	37	1	11	-	25
Policyholder benefits and claims and policyholder dividends	(639)	(595)	(44)	-	-
Interest credited to policyholder account balances	(515)	(79)	(161)	(275)	-
Capitalization of DAC	4	4	-	-	-
Amortization of DAC and VOBA	(13)	1	2	(16)	-
Amortization of negative VOBA	35	2	33	-	-
Interest expense on debt	(88)	-	-	-	(88)
Other expenses	(814)	(23)	11	(9)	(793)
Provision for income tax (expense) benefit	411	(99)	33	13	464
Income (loss) from continuing operations, net of income tax	2,166	2,423	485	191	(933)
Income (loss) from discontinued operations, net of income tax	17	17	-	-	-
Net income (loss)	2,183	2,440	485	191	(933)
Less: Net income (loss) attributable to noncontrolling interest	32	1	11	17	3
Net income (loss) attributable to MetLife, Inc.	2,151	2,439	474	174	(936)
Less: Preferred stock dividends	61	-	-	-	61
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,090	$2,439	$474	$174	$(997)

Total Operating Premiums, Fees and Other Revenues	$23,207	$16,683	$4,609	$1,714	$201

METLIFE, INC. CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2011
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$17,802	$12,702	$3,687	$1,386	$27
Universal life and investment-type product policy fees	3,740	2,832	593	239	76
Net investment income	9,794	7,857	1,109	351	477
Other revenues	926	696	20	55	155
Total operating revenues	32,262	24,087	5,409	2,031	735

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	17,711	14,398	2,470	803	40
Interest credited to policyholder account balances	2,987	2,125	778	84	-
Capitalization of DAC	(2,627)	(1,335)	(918)	(374)	-
Amortization of DAC and VOBA	2,133	1,058	730	345	-
Amortization of negative VOBA	(326)	(4)	(287)	(35)	-
Interest expense on debt	651	6	-	1	644
Other expenses	8,062	4,801	2,053	972	236
Total operating expenses	28,591	21,049	4,826	1,796	920

Operating earnings before provision for income tax	3,671	3,038	583	235	(185)
Provision for income tax expense (benefit)	1,085	999	188	92	(194)
Operating earnings	2,586	2,039	395	143	9
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,525	$2,039	$395	$143	$(52)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$2,586	$2,039	$395	$143	$9
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(254)	94	(158)	(88)	(102)
Net derivative gains (losses)	37	176	61	7	(207)
Premiums	46	46	-	-	-
Universal life and investment-type product policy fees	118	118	-	-	-
Net investment income	612	(62)	68	261	345
Other revenues	232	-	3	-	229
Policyholder benefits and claims and policyholder dividends	(393)	(375)	(18)	-	-
Interest credited to policyholder account balances	(379)	(51)	(63)	(265)	-
Capitalization of DAC	4	4	-	-	-
Amortization of DAC and VOBA	(60)	(60)	-	-	-
Amortization of negative VOBA	40	2	38	-	-
Interest expense on debt	(184)	-	-	-	(184)
Other expenses	(696)	(27)	1	(43)	(627)
Provision for income tax (expense) benefit	277	24	38	26	189
Income (loss) from continuing operations, net of income tax	1,986	1,928	365	41	(348)
Income (loss) from discontinued operations, net of income tax	(9)	50	(60)	-	1
Net income (loss)	1,977	1,978	305	41	(347)
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	4	(5)
Net income (loss) attributable to MetLife, Inc.	1,977	1,978	304	37	(342)
Less: Preferred stock dividends	61	-	-	-	61
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,770	$1,978	$304	$37	$(549)

Total Operating Premiums, Fees and Other Revenues	$22,468	$16,230	$4,300	$1,680	$258

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

THE AMERICAS

RETAIL	$333	$200	$386	$408	$ 380

GROUP, VOLUNTARY & WORKSITE BENEFITS	228	167	298	304	295

CORPORATE BENEFIT FUNDING	325	272	226	298	318

LATIN AMERICA	129	141	123	148	135

THE AMERICAS TOTAL	$1,015	$780	$1,033	$1,158	$ 1,128

ASIA	171	222	250	297	275

EMEA	64	65	56	76	82

CORPORATE & OTHER	(43)	(71)	(92)	(68)	(59)

METLIFE, INC. CONSOLIDATED	$1,207	$996	$1,247	$1,463	$ 1,426

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 25, (iv) Latin America, Page 29, (v) Asia, Page 30, (vi) EMEA, Page 31, and (vii) Corporate & Other, Page 32. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders appears on Page 5.

THE AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$1,135	$1,275	$1,306	$1,136	$1,081	$2,160	$2,217
Universal life and investment-type product policy fees	1,032	1,027	1,046	1,114	1,119	2,023	2,233
Net investment income	1,827	1,788	1,776	1,856	1,839	3,635	3,695
Other revenues	187	200	191	205	213	369	418
Total operating revenues	4,181	4,290	4,319	4,311	4,252	8,187	8,563

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,876	2,122	1,878	1,902	1,837	3,655	3,739
Interest credited to policyholder account balances	595	617	609	596	590	1,186	1,186
Capitalization of DAC	(499)	(582)	(536)	(405)	(367)	(920)	(772)
Amortization of DAC and VOBA	368	449	409	333	407	706	740
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	-	-
Other expenses	1,324	1,377	1,364	1,256	1,201	2,521	2,457
Total operating expenses	3,664	3,983	3,725	3,682	3,668	7,148	7,350

Operating earnings before provision for income tax	517	307	594	629	584	1,039	1,213
Provision for income tax expense (benefit)	184	107	208	221	204	365	425
Operating earnings	333	200	386	408	380	674	788
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$333	$200	$386	$408	$380	$674	$788

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$333	$200	$386	$408	$380	$674	$788
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	47	44	22	66	52	82	118
Net derivative gains (losses)	336	1,443	560	(522)	960	262	438
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	59	90	66	67	82	114	149
Net investment income	(51)	(68)	(80)	(82)	(92)	(104)	(174)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(12)	407	(449)	(393)	50	(159)	(343)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(117)	(535)	73	304	(300)	(58)	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(91)	(482)	(68)	196	(263)	(48)	(67)
Income (loss) from continuing operations, net of income tax	504	1,099	510	44	869	763	913
Income (loss) from discontinued operations, net of income tax	9	8	(2)	10	-	29	10
Net income (loss)	513	1,107	508	54	869	792	923
Less: Net income (loss) attributable to noncontrolling interest	-	1	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	513	1,106	508	54	869	792	923
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$513	$1,106	$508	$54	$869	$792	$923

Total Operating Premiums, Fees and Other Revenues	$2,354	$2,502	$2,543	$2,455	$2,413	$4,552	$4,868

THE AMERICAS RETAIL - LIFE STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2011	September 30, 2011	December 31, 201	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$988	$993	$1,098	$959	$981	$1,939	$1,940
Universal life and investment-type product policy fees	410	407	412	413	410	815	823
Net investment income	1,118	1,074	1,040	1,096	1,089	2,215	2,185
Other revenues	112	123	111	120	125	219	245
Total operating revenues	2,628	2,597	2,661	2,588	2,605	5,188	5,193

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,628	1,709	1,562	1,614	1,605	3,231	3,219
Interest credited to policyholder account balances	201	209	211	216	213	399	429
Capitalization of DAC	(136)	(132)	(146)	(123)	(119)	(269)	(242)
Amortization of DAC and VOBA	153	130	205	148	149	314	297
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	(1)	-	(1)
Other expenses	545	519	556	538	521	1,070	1,059
Total operating expenses	2,391	2,435	2,388	2,393	2,368	4,745	4,761

Operating earnings before provision for income tax	237	162	273	195	237	443	432
Provision for income tax expense (benefit)	85	55	96	69	83	156	152
Operating earnings	152	107	177	126	154	287	280
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$152	$107	$177	$126	$154	$287	$280

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$152	$107	$177	$126	$154	$287	$280
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	6	21	7	36	17	32	53
Net derivative gains (losses)	81	525	42	(165)	310	11	145
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	16	-	(5)	8	(2)	3
Net investment income	(20)	(23)	(23)	(22)	(30)	(37)	(52)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(3)	(51)	117	11	(25)	(3)	(14)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(23)	(172)	(50)	51	(98)	(1)	(47)
Income (loss) from continuing operations, net of income tax	194	423	270	32	336	287	368
Income (loss) from discontinued operations, net of income tax	9	8	(2)	9	-	29	9
Net income (loss)	203	431	268	41	336	316	377
Less: Net income (loss) attributable to noncontrolling interest	-	-	2	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	203	431	266	41	336	316	377
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$203	$431	$266	$41	$336	$316	$377

Total Operating Premiums, Fees and Other Revenues	$1,510	$1,523	$1,621	$1,492	$1,516	$2,973	$3,008

Mortality as a Percentage of Expected	84.4%	98.5%	81.1%	91.6%	85.6%

Lapse Ratio
Traditional Life	6.6%	6.8%	6.1%	5.9%	6.0%
Variable & Universal Life	5.8%	5.8%	5.4%	5.3%	5.3%

THE AMERICAS
RETAIL - ANNUITIES
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$147	$282	$208	$177	$100	$221	$277
Universal life and investment-type product policy fees	622	620	634	701	709	1,208	1,410
Net investment income	709	714	736	760	750	1,420	1,510
Other revenues	75	77	80	85	88	150	173
Total operating revenues	1,553	1,693	1,658	1,723	1,647	2,999	3,370

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	248	413	316	288	232	424	520
Interest credited to policyholder account balances	394	408	398	380	377	787	757
Capitalization of DAC	(363)	(450)	(390)	(282)	(248)	(651)	(530)
Amortization of DAC and VOBA	215	319	204	185	258	392	443
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	1	-	1
Other expenses	779	858	808	718	680	1,451	1,398
Total operating expenses	1,273	1,548	1,337	1,289	1,300	2,403	2,589

Operating earnings before provision for income tax	280	145	321	434	347	596	781
Provision for income tax expense (benefit)	99	52	112	152	121	209	273
Operating earnings	181	93	209	282	226	387	508
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$181	$93	$209	$282	$226	$387	$508

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$181	$93	$209	$282	$226	$387	$508
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	41	23	15	30	35	50	65
Net derivative gains (losses)	255	918	518	(357)	650	251	293
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	58	74	66	72	74	116	146
Net investment income	(31)	(45)	(57)	(60)	(62)	(67)	(122)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(12)	407	(449)	(393)	50	(159)	(343)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(114)	(484)	(44)	293	(275)	(55)	18
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(68)	(310)	(18)	145	(165)	(47)	(20)
Income (loss) from continuing operations, net of income tax	310	676	240	12	533	476	545
Income (loss) from discontinued operations, net of income tax	-	-	-	1	-	-	1
Net income (loss)	310	676	240	13	533	476	546
Less: Net income (loss) attributable to noncontrolling interest	-	1	(2)	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	310	675	242	13	533	476	546
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$310	$675	$242	$13	$533	$476	$546

Total Operating Premiums, Fees and Other Revenues	$844	$979	$922	$963	$897	$1,579	$1,860

Lapse Ratio
Fixed Annuities	6.4%	6.6%	7.8%	9.5%	9.8%
Variable Annuities	7.4%	6.9%	6.8%	6.5%	6.2%

THE AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$76,713	$77,207	$77,654	$77,949	$78,471
Premiums and deposits (1), (2)	2,055	2,066	2,157	2,041	2,026
Surrenders and withdrawals	(895)	(905)	(887)	(886)	(913)
Benefit payments	(627)	(694)	(670)	(676)	(620)

Net Flows	533	467	600	479	493
Net transfers from (to) separate account	36	27	27	28	23
Interest	767	777	780	788	785
Policy charges	(428)	(435)	(446)	(445)	(443)
Other	(414)	(389)	(666)	(328)	(436)

Balance, end of period	$77,207	$77,654	$77,949	$78,471	$78,893
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$50,334	$50,885	$54,991	$53,899	$51,360
Premiums and deposits (1), (2)	1,931	2,699	2,216	1,483	1,245
Surrenders and withdrawals	(921)	(991)	(1,300)	(1,346)	(905)
Benefit payments	(376)	(384)	(370)	(400)	(391)

Net Flows	634	1,324	546	(263)	(51)
Net transfers from (to) separate account	(733)	(624)	(1,401)	(1,251)	(750)
Interest	479	484	472	450	444
Policy charges	(20)	(19)	(15)	(15)	(16)
Other	191	2,941	(694)	(1,460)	1,239

Balance, end of period	$50,885	$54,991	$53,899	$51,360	$52,226
SEPARATE ACCOUNT LIABILITIES
LIFE
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$9,368	$9,301	$8,071	$7,946	$8,641
Premiums and deposits (2)	184	178	240	180	174
Surrenders and withdrawals	(131)	(116)	(109)	(111)	(116)
Benefit payments	(14)	(8)	(8)	(12)	(10)

Net Flows	39	54	123	57	48
Investment performance	69	(1,121)	576	809	(304)
Net transfers from (to) general account	(36)	(27)	(27)	(28)	(23)
Policy charges	(139)	(136)	(136)	(134)	(133)
Other	-	-	(661)	(9)	3

Balance, end of period	$9,301	$8,071	$7,946	$8,641	$8,232
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$114,510	$118,463	$108,655	$120,263	$133,462
Premiums and deposits (2)	5,703	6,787	5,778	4,232	3,870
Surrenders and withdrawals	(2,330)	(2,112)	(1,993)	(2,151)	(2,103)
Benefit payments	(219)	(209)	(203)	(242)	(254)

Net Flows	3,154	4,466	3,582	1,839	1,513
Investment performance	655	(14,329)	7,214	10,760	(3,587)
Net transfers from (to) general account	733	624	1,401	1,251	750
Policy charges	(589)	(574)	(589)	(652)	(723)
Other	-	5	-	1	1

Balance, end of period	$118,463	$108,655	$120,263	$133,462	$131,416
(1) Includes premiums and deposits directed to the General Account investment option of variable products. (2) Includes company sponsored internal exchanges.

THE AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY AND SALES BY PRODUCT OTHER EXPENSES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Direct and allocated expenses	$424	$390	$437	$429	$ 419
Pension and post-retirement benefit costs	51	55	51	52	52
Premium taxes, other taxes, and licenses & fees	32	25	37	36	33
Total fixed operating expenses	$507	$470	$525	$517	$ 504

Commissions and other variable expenses	817	907	839	739	697

Total other expenses	$1,324	$1,377	$1,364	$1,256	$ 1,201

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Life Sales (1)
Term life	$33	$32	$35	$34	$ 36
Whole life	30	27	29	28	33
Variable life	11	9	16	8	8
Universal life	54	52	56	42	37
Total life	$128	$120	$136	$112	$ 114
Annuities Sales (2)
Fixed annuity	$283	$506	$453	$435	$ 225
Variable annuity	6,968	8,559	7,229	4,926	4,613
Total annuity	$7,251	$9,065	$7,682	$5,361	$ 4,838
Annuity Separate Account and General Account
Separate Account
Total variable annuity separate account	$5,398	$6,442	$5,538	$3,964	$ 3,669
General Account
Fixed annuity	283	506	453	435	225
Variable annuity	1,570	2,117	1,691	962	944
Total general account	1,853	2,623	2,144	1,397	1,169
Total annuity premiums and deposits	$7,251	$9,065	$7,682	$5,361	$ 4,838

(1)      Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)    Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

THE AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	6.57%	6.33%	5.80%	6.42%	6.45%
Average crediting rate	4.47%	4.55%	4.49%	4.61%	4.52%
Annualized general account spread (1)	2.10%	1.78%	1.31%	1.81%	1.93%
DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	6.11%	6.07%	6.48%	6.48%	6.42%
Average crediting rate	3.54%	3.50%	3.47%	3.39%	3.41%
Annualized general account spread (2)	2.57%	2.57%	3.01%	3.09%	3.01%
(1) This represents the general account spread for Variable & Universal Life, a component of Life. (2) This represents the general account spread for Deferred Annuities, a component of Annuities.

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$4,028	$3,926	$3,989	$4,073	$4,178	$8,004	$8,251
Universal life and investment-type product policy fees	155	159	157	166	165	314	331
Net investment income	505	502	491	491	494	990	985
Other revenues	99	101	108	112	116	200	228
Total operating revenues	4,787	4,688	4,745	4,842	4,953	9,508	9,795

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,725	3,720	3,541	3,639	3,766	7,319	7,405
Interest credited to policyholder account balances	45	46	44	42	43	88	85
Capitalization of DAC	(123)	(125)	(107)	(102)	(112)	(245)	(214)
Amortization of DAC and VOBA	119	115	119	101	98	233	199
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	692	697	709	716	724	1,384	1,440
Total operating expenses	4,458	4,453	4,306	4,396	4,519	8,779	8,915

Operating earnings before provision for income tax	329	235	439	446	434	729	880
Provision for income tax expense (benefit)	101	68	141	142	139	228	281
Operating earnings	228	167	298	304	295	501	599
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$228	$167	$298	$304	$295	$501	$599

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$228	$167	$298	$304	$295	$501	$599
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(8)	(11)	(8)	(6)	19	3	13
Net derivative gains (losses)	177	1,065	116	(379)	567	78	188
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(37)	(38)	(36)	(38)	(40)	(69)	(78)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	1	(1)	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	1	(1)	-	-	-	-
Provision for income tax (expense) benefit	(47)	(355)	(24)	149	(192)	(5)	(43)
Income (loss) from continuing operations, net of income tax	313	830	344	30	649	508	679
Income (loss) from discontinued operations, net of income tax	-	2	-	-	-	-	-
Net income (loss)	313	832	344	30	649	508	679
Less: Net income (loss) attributable to noncontrolling interest	-	-	(1)	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	313	832	345	30	649	508	679
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$313	$832	$345	$30	$649	$508	$679

Total Operating Premiums, Fees and Other Revenues	$4,282	$4,186	$4,254	$4,351	$4,459	$8,518	$8,810

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS - GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$1,818	$1,711	$1,771	$1,820	$1,831	$3,583	$3,651
Universal life and investment-type product policy fees	155	159	157	166	165	314	331
Net investment income	205	200	194	194	187	405	381
Other revenues	1	-	1	-	1	3	1
Total operating revenues	2,179	2,070	2,123	2,180	2,184	4,305	4,364

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,726	1,847	1,732	1,835	1,816	3,494	3,651
Interest credited to policyholder account balances	42	43	40	39	40	82	79
Capitalization of DAC	(3)	(3)	(2)	-	(1)	(7)	(1)
Amortization of DAC and VOBA	4	1	4	1	-	7	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	141	141	142	145	146	281	291
Total operating expenses	1,910	2,029	1,916	2,020	2,001	3,857	4,021

Operating earnings before provision for income tax	269	41	207	160	183	448	343
Provision for income tax expense (benefit)	94	14	73	55	65	157	120
Operating earnings	175	27	134	105	118	291	223
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$175	$27	$134	$105	$118	$291	$223

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$175	$27	$134	$105	$118	$291	$223
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(6)	(14)	(1)	-	(13)	(3)	(13)
Net derivative gains (losses)	36	56	13	(19)	32	14	13
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(21)	(21)	(20)	(19)	(18)	(39)	(37)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(3)	(8)	3	13	-	10	13
Income (loss) from continuing operations, net of income tax	181	40	129	80	119	273	199
Income (loss) from discontinued operations, net of income tax	-	2	-	-	-	-	-
Net income (loss)	181	42	129	80	119	273	199
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	181	42	129	80	119	273	199
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$181	$42	$129	$80	$119	$273	$199

Total Operating Premiums, Fees and Other Revenues	$1,974	$1,870	$1,929	$1,986	$1,997	$3,900	$3,983

Group Life Mortality Ratio	82.1%	98.5%	85.2%	89.1%	87.3%

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS - NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$1,462	$1,455	$1,461	$1,500	$1,586	$2,938	$3,086
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	249	252	246	244	256	481	500
Other revenues	91	93	97	104	98	182	202
Total operating revenues	1,802	1,800	1,804	1,848	1,940	3,601	3,788

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,280	1,260	1,298	1,301	1,366	2,574	2,667
Interest credited to policyholder account balances	3	3	4	3	3	6	6
Capitalization of DAC	(32)	(29)	(21)	(16)	(17)	(69)	(33)
Amortization of DAC and VOBA	31	26	29	13	11	57	24
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	353	356	366	380	373	712	753
Total operating expenses	1,635	1,616	1,676	1,681	1,736	3,280	3,417

Operating earnings before provision for income tax	167	184	128	167	204	321	371
Provision for income tax expense (benefit)	58	65	45	59	71	112	130
Operating earnings	109	119	83	108	133	209	241
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$109	$119	$83	$108	$133	$209	$241

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$109	$119	$83	$108	$133	$209	$241
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	4	7	(8)	(7)	21	12	14
Net derivative gains (losses)	144	1,016	105	(361)	540	67	179
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(16)	(17)	(16)	(19)	(22)	(30)	(41)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	1	(1)	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	1	(1)	-	-	-	-
Provision for income tax (expense) benefit	(47)	(351)	(27)	137	(190)	(18)	(53)
Income (loss) from continuing operations, net of income tax	194	776	135	(142)	482	240	340
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	194	776	135	(142)	482	240	340
Less: Net income (loss) attributable to noncontrolling interest	-	-	(1)	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	194	776	136	(142)	482	240	340
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$194	$776	$136	$(142)	$482	$240	$340

Total Operating Premiums, Fees and Other Revenues	$1,553	$1,548	$1,558	$1,604	$1,684	$3,120	$3,288

Non-Medical Health Benefit Ratio	87.5%	86.6%	88.9%	86.7%	86.1%

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS - PROPERTY & CASUALTY
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums (1)	$748	$760	$757	$753	$761	$1,483	$1,514
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	51	50	51	53	51	104	104
Other revenues	7	8	10	8	17	15	25
Total operating revenues	806	818	818	814	829	1,602	1,643

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	719	613	511	503	584	1,251	1,087
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(88)	(93)	(84)	(86)	(94)	(169)	(180)
Amortization of DAC and VOBA	84	88	86	87	87	169	174
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	198	200	201	191	205	391	396
Total operating expenses	913	808	714	695	782	1,642	1,477

Operating earnings before provision for income tax	(107)	10	104	119	47	(40)	166
Provision for income tax expense (benefit)	(51)	(11)	23	28	3	(41)	31
Operating earnings	(56)	21	81	91	44	1	135
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(56)	$21	$81	$91	$44	$1	$135

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(56)	$21	$81	$91	$44	$1	$135
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(6)	(4)	1	1	11	(6)	12
Net derivative gains (losses)	(3)	(7)	(2)	1	(5)	(3)	(4)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	4	-	(1)	(2)	3	(3)
Income (loss) from continuing operations, net of income tax	(62)	14	80	92	48	(5)	140
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(62)	14	80	92	48	(5)	140
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(62)	14	80	92	48	(5)	140
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(62)	$14	$80	$92	$48	$(5)	$140

Total Operating Premiums, Fees and Other Revenues	$755	$768	$767	$761	$778	$1,498	$1,539

(1) Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$11,963	$11,744	$11,587	$11,456	$11,411
Premiums and deposits	3,038	2,791	2,731	2,863	2,818
Surrenders and withdrawals	(1,231)	(1,087)	(896)	(906)	(895)
Benefit payments	(1,844)	(1,827)	(1,833)	(1,916)	(1,889)

Net Flows	(37)	(123)	2	41	34
Net transfers from (to) separate account	2	3	2	-	(1)
Interest	69	69	68	68	63
Policy charges	(133)	(109)	(122)	(125)	(125)
Other	(120)	3	(81)	(29)	(36)

Balance, end of period	$11,744	$11,587	$11,456	$11,411	$11,346

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$14,384	$14,581	$14,802	$15,181	$15,324
Premiums and deposits	1,488	1,583	1,488	1,529	1,610
Surrenders and withdrawals	(3)	(103)	(3)	(3)	(3)
Benefit payments	(1,116)	(1,074)	(1,073)	(1,133)	(1,193)

Net Flows	369	406	412	393	414
Net transfers from (to) separate account	-	-	-	-	-
Interest	161	164	167	167	168
Policy charges	-	-	-	-	-
Other	(333)	(349)	(200)	(417)	443

Balance, end of period	$14,581	$14,802	$15,181	$15,324	$16,349

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$516	$516	$444	$478	$528
Premiums and deposits	47	47	47	49	49
Surrenders and withdrawals	(7)	(8)	(7)	(12)	(10)
Benefit payments	-	-	-	(1)	(1)

Net Flows	40	39	40	36	38
Investment performance	-	(70)	34	53	(18)
Net transfers from (to) general account	(2)	(3)	(2)	-	1
Policy charges	(38)	(38)	(38)	(39)	(40)
Other	-	-	-	-	(1)

Balance, end of period	$516	$444	$478	$528	$508

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

OTHER EXPENSES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Direct and allocated expenses	$441	$445	$468	$479	$463
Pension and post-retirement benefit costs	25	25	25	24	24
Premium taxes, other taxes, and licenses & fees	68	68	63	67	73
Total fixed operating expenses	$534	$538	$556	$570	$560

Commissions and other variable expenses	158	159	153	146	164

Total other expenses	$692	$697	$709	$716	$724

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS SPREAD BY PRODUCT GROUP LIFE
	For the Three Months Ended
Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	5.73%	5.66%	5.62%	5.69%	5.53%
Average crediting rate	2.07%	2.11%	2.01%	2.01%	1.98%
Annualized general account spread	3.66%	3.55%	3.61%	3.68%	3.55%

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	6.53%	6.35%	6.40%	6.37%	6.52%
Average crediting rate	4.70%	4.66%	4.68%	4.68%	4.67%
Annualized general account spread	1.83%	1.69%	1.72%	1.69%	1.85%

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS - PROPERTY & CASUALTY
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Net Written Premiums by Product
Automobile	$509	$529	$491	$502	$518
Homeowners	255	265	238	214	273
Other	14	13	11	25	13
Total	$778	$807	$740	$741	$804

Selected Financial Information and Supplemental Data

Total Property & Casualty
Net earned premium	$748	$760	$757	$753	$761
Loss and loss adjustment expense ratio	96.1%	80.6%	67.5%	66.9%	76.6%
Policyholder benefits and dividends	0.1%	0.0%	0.0%	0.0%	0.1%
Other expense ratio	26.0%	25.7%	26.7%	25.3%	26.1%
Payment fees credit	(0.5%)	(0.5%)	(0.5%)	(0.5%)	(0.5%)
Total combined ratio	121.7%	105.8%	93.7%	91.7%	102.3%
Effect of catastrophe losses	35.8%	17.7%	3.6%	3.5%	18.9%
Combined ratio excluding catastrophes	85.9%	88.1%	90.1%	88.2%	83.4%

Auto
Net earned premium	$501	$508	$503	$497	$503
Loss and loss adjustment expense ratio	71.4%	67.6%	74.7%	70.3%	67.1%
Policyholder benefits and dividends	0.1%	0.0%	0.0%	0.0%	0.1%
Other expense ratio	25.3%	25.2%	26.0%	24.8%	25.8%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.5%)
Total combined ratio	96.2%	92.2%	100.1%	94.5%	92.5%
Effect of catastrophe losses	5.7%	2.8%	0.6%	0.6%	5.3%
Combined ratio excluding catastrophes	90.5%	89.4%	99.5%	93.9%	87.2%

Homeowners & Other
Net earned premium	$247	$252	$254	$256	$258
Loss and loss adjustment expense ratio	146.1%	106.7%	53.3%	60.2%	95.1%
Policyholder benefits and dividends	0.1%	0.0%	0.0%	0.0%	0.2%
Other expense ratio	27.4%	27.0%	28.3%	26.6%	26.6%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.3%)
Total combined ratio	173.2%	133.3%	81.2%	86.4%	121.6%
Effect of catastrophe losses	96.8%	47.7%	9.4%	8.9%	45.6%
Combined ratio excluding catastrophes	76.4%	85.6%	71.8%	77.5%	76.0%

Pre-Tax Catastrophe Losses
Auto	$28	$14	$4	$3	$27
Homeowners & Other	239	121	23	23	117
Total	$267	$135	$27	$26	$144

THE AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$874	$835	$716	$507	$523	$1,297	$1,030
Universal life and investment-type product policy fees	58	69	51	51	57	112	108
Net investment income	1,408	1,375	1,337	1,401	1,431	2,794	2,832
Other revenues	61	61	67	64	65	121	129
Total operating revenues	2,401	2,340	2,171	2,023	2,076	4,324	4,099

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,446	1,459	1,362	1,092	1,131	2,466	2,223
Interest credited to policyholder account balances	331	327	330	339	338	666	677
Capitalization of DAC	(5)	(6)	(2)	(7)	(8)	(17)	(15)
Amortization of DAC and VOBA	5	4	3	10	4	10	14
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	3	2	2	2	2	5	4
Other expenses	122	136	129	128	120	248	248
Total operating expenses	1,902	1,922	1,824	1,564	1,587	3,378	3,151

Operating earnings before provision for income tax	499	418	347	459	489	946	948
Provision for income tax expense (benefit)	174	146	121	161	171	332	332
Operating earnings	325	272	226	298	318	614	616
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$325	$272	$226	$298	$318	$614	$616

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$325	$272	$226	$298	$318	$614	$616
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(10)	83	(66)	(98)	144	2	46
Net derivative gains (losses)	(37)	447	146	(243)	288	(167)	45
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	34	35	24	29	10	74	39
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(12)	(38)	7	(6)	(16)	(4)	(22)
Interest credited to policyholder account balances	(8)	(2)	(1)	(2)	(1)	(16)	(3)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	3	(4)	-	-	1	-
Provision for income tax (expense) benefit	10	(185)	(35)	111	(148)	38	(37)
Income (loss) from continuing operations, net of income tax	303	615	297	89	595	542	684
Income (loss) from discontinued operations, net of income tax	20	6	-	4	3	21	7
Net income (loss)	323	621	297	93	598	563	691
Less: Net income (loss) attributable to noncontrolling interest	-	2	(5)	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	323	619	302	93	598	563	691
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$323	$619	$302	$93	$598	$563	$691

Total Operating Premiums, Fees and Other Revenues	$993	$965	$834	$622	$645	$1,530	$1,267

THE AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$103,328	$104,538	$104,585	$106,024	$108,339
Premiums and deposits	11,148	14,309	13,677	17,655	19,383
Surrenders and withdrawals	(10,718)	(17,348)	(12,491)	(14,745)	(14,885)
Benefit payments	(827)	(881)	(860)	(838)	(850)

Net Flows	(397)	(3,920)	326	2,072	3,648
Net transfers from (to) separate account	(4)	(12)	(31)	(5)	(11)
Interest	1,028	1,015	1,010	1,021	1,059
Policy charges	(34)	(34)	(32)	(21)	(31)
Other	617	2,998	166	(752)	1,426

Balance, end of period	$104,538	$104,585	$106,024	$108,339	$114,430

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$61,061	$63,252	$65,054	$64,851	$68,635
Premiums and deposits	2,853	3,064	1,984	2,383	1,546
Surrenders and withdrawals	(1,404)	(2,050)	(2,106)	(1,311)	(1,198)
Benefit payments	(23)	(17)	(13)	(16)	(17)

Net Flows	1,426	997	(135)	1,056	331
Investment performance	1,012	799	1,354	1,115	1,077
Net transfers from (to) general account	4	12	31	5	11
Policy charges	(61)	(63)	(79)	(84)	(81)
Other	(190)	57	(1,374)	1,692	(269)

Balance, end of period	$63,252	$65,054	$64,851	$68,635	$69,704

THE AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Direct and allocated expenses	$ 69	$ 72	$ 84	$ 76	$ 61
Pension and post-retirement benefit costs	12	12	12	11	11
Premium taxes, other taxes, and licenses & fees	5	10	4	3	5
Total fixed operating expenses	$ 86	$ 94	$ 100	$ 90	$ 77

Commissions and other variable expenses	36	42	29	38	43

Total other expenses	$ 122	$ 136	$ 129	$ 128	$ 120

THE AMERICAS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING
	For the Three Months Ended
Unaudited	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	5.33%	5.23%	5.12%	5.35%	5.27%
Average crediting rate	3.76%	3.81%	3.87%	3.87%	3.72%
Annualized general account spread	1.57%	1.42%	1.25%	1.48%	1.55%

THE AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$647	$672	$601	$686	$652	$1,241	$1,338
Universal life and investment-type product policy fees	194	188	186	196	196	383	392
Net investment income	272	289	298	299	283	438	582
Other revenues	2	8	1	5	3	6	8
Total operating revenues	1,115	1,157	1,086	1,186	1,134	2,068	2,320

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	534	576	530	592	568	958	1,160
Interest credited to policyholder account balances	94	95	91	100	90	185	190
Capitalization of DAC	(78)	(78)	(64)	(84)	(71)	(153)	(155)
Amortization of DAC and VOBA	62	45	53	55	54	109	109
Amortization of negative VOBA	(2)	-	(2)	(2)	(1)	(4)	(3)
Interest expense on debt	1	-	-	1	-	1	1
Other expenses	339	333	324	326	323	648	649
Total operating expenses	950	971	932	988	963	1,744	1,951

Operating earnings before provision for income tax	165	186	154	198	171	324	369
Provision for income tax expense (benefit)	36	45	31	50	36	74	86
Operating earnings	129	141	123	148	135	250	283
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$129	$141	$123	$148	$135	$250	$283

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$129	$141	$123	$148	$135	$250	$283
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(13)	(8)	(5)	3	(13)	7	(10)
Net derivative gains (losses)	8	(45)	6	37	(14)	3	23
Premiums	24	23	23	22	22	46	44
Universal life and investment-type product policy fees	2	2	2	3	4	4	7
Net investment income	21	7	36	51	26	37	77
Other revenues	2	-	(1)	-	1	-	1
Policyholder benefits and claims and policyholder dividends	(189)	(159)	(21)	(86)	(144)	(212)	(230)
Interest credited to policyholder account balances	(22)	(7)	(36)	(51)	(25)	(35)	(76)
Capitalization of DAC	2	3	2	2	2	4	4
Amortization of DAC and VOBA	(1)	(1)	(1)	(1)	(2)	(2)	(3)
Amortization of negative VOBA	1	1	1	1	1	2	2
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(15)	(12)	(18)	(10)	(13)	(28)	(23)
Provision for income tax (expense) benefit	56	44	(1)	10	38	39	48
Income (loss) from continuing operations, net of income tax	5	(11)	110	129	18	115	147
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	5	(11)	110	129	18	115	147
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	1	-	1
Net income (loss) attributable to MetLife, Inc.	5	(11)	110	129	17	115	146
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$5	$(11)	$110	$129	$17	$115	$146

Total Operating Premiums, Fees and Other Revenues	$843	$868	$788	$887	$851	$1,630	$1,738

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$1,884	$1,905	$1,880	$1,947	$2,011	$3,687	$3,958
Universal life and investment-type product policy fees	296	318	280	323	315	593	638
Net investment income	596	618	650	653	730	1,109	1,383
Other revenues	8	8	6	16	(3)	20	13
Total operating revenues	2,784	2,849	2,816	2,939	3,053	5,409	5,992

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,272	1,259	1,247	1,269	1,374	2,470	2,643
Interest credited to policyholder account balances	398	413	413	427	426	778	853
Capitalization of DAC	(467)	(562)	(501)	(561)	(538)	(918)	(1,099)
Amortization of DAC and VOBA	401	386	304	355	404	730	759
Amortization of negative VOBA	(141)	(135)	(133)	(130)	(127)	(287)	(257)
Interest expense on debt	(1)	-	-	1	4	-	5
Other expenses	1,063	1,161	1,098	1,122	1,097	2,053	2,219
Total operating expenses	2,525	2,522	2,428	2,483	2,640	4,826	5,123

Operating earnings before provision for income tax	259	327	388	456	413	583	869
Provision for income tax expense (benefit)	88	105	138	159	138	188	297
Operating earnings	171	222	250	297	275	395	572
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$171	$222	$250	$297	$275	$395	$572

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$171	$222	$250	$297	$275	$395	$572
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(32)	(22)	(111)	(103)	(36)	(158)	(139)
Net derivative gains (losses)	5	168	(27)	(30)	50	61	20
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	(1)	(1)	-	(2)
Net investment income	(175)	(443)	(147)	507	(358)	68	149
Other revenues	2	5	5	5	6	3	11
Policyholder benefits and claims and policyholder dividends	(10)	(9)	(21)	(23)	(21)	(18)	(44)
Interest credited to policyholder account balances	204	421	155	(514)	353	(63)	(161)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(20)	1	1	1	-	2
Amortization of negative VOBA	19	19	17	17	16	38	33
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	3	3	4	2	9	1	11
Provision for income tax (expense) benefit	10	(58)	61	57	(24)	38	33
Income (loss) from continuing operations, net of income tax	197	286	187	215	270	365	485
Income (loss) from discontinued operations, net of income tax	1	(11)	27	-	-	(60)	-
Net income (loss)	198	275	214	215	270	305	485
Less: Net income (loss) attributable to noncontrolling interest	1	2	3	2	9	1	11
Net income (loss) attributable to MetLife, Inc.	197	273	211	213	261	304	474
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$197	$273	$211	$213	$261	$304	$474

Total Operating Premiums, Fees and Other Revenues	$2,188	$2,231	$2,166	$2,286	$2,323	$4,300	$4,609

EMEA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$689	$692	$643	$744	$680	$1,386	$1,424
Universal life and investment-type product policy fees	135	106	122	119	108	239	227
Net investment income	178	176	133	185	157	351	342
Other revenues	29	29	41	36	27	55	63
Total operating revenues	1,031	1,003	939	1,084	972	2,031	2,056

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	395	407	343	434	404	803	838
Interest credited to policyholder account balances	45	36	49	35	26	84	61
Capitalization of DAC	(193)	(171)	(188)	(203)	(217)	(374)	(420)
Amortization of DAC and VOBA	181	163	171	164	195	345	359
Amortization of negative VOBA	(20)	(15)	(8)	(5)	(36)	(35)	(41)
Interest expense on debt	-	-	(1)	-	1	1	1
Other expenses	514	475	486	540	478	972	1,018
Total operating expenses	922	895	852	965	851	1,796	1,816

Operating earnings before provision for income tax	109	108	87	119	121	235	240
Provision for income tax expense (benefit)	45	43	31	43	39	92	82
Operating earnings	64	65	56	76	82	143	158
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$64	$65	$56	$76	$82	$143	$158

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$64	$65	$56	$76	$82	$143	$158
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(34)	(232)	(219)	7	(25)	(88)	(18)
Net derivative gains (losses)	(12)	22	3	29	14	7	43
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	13	-	13
Net investment income	121	(388)	101	459	(177)	261	282
Other revenues	-	-	(1)	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	(108)	384	(81)	(451)	176	(265)	(275)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	(16)	-	(16)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(47)	(23)	(25)	10	(19)	(43)	(9)
Provision for income tax (expense) benefit	6	87	54	(26)	39	26	13
Income (loss) from continuing operations, net of income tax	(10)	(85)	(112)	104	87	41	191
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(10)	(85)	(112)	104	87	41	191
Less: Net income (loss) attributable to noncontrolling interest	(3)	(12)	(1)	22	(5)	4	17
Net income (loss) attributable to MetLife, Inc.	(7)	(73)	(111)	82	92	37	174
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(7)	$(73)	$(111)	$82	$92	$37	$174

Total Operating Premiums, Fees and Other Revenues	$853	$827	$806	$899	$815	$1,680	$1,714

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

OPERATING REVENUES
Premiums	$13	$14	$13	$14	$14	$27	$28
Universal life and investment-type product policy fees	38	39	40	40	39	76	79
Net investment income	225	222	212	200	253	477	453
Other revenues	72	110	54	51	43	155	94
Total operating revenues	348	385	319	305	349	735	654

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	24	61	25	11	52	40	63
Interest credited to policyholder account balances	-	-	-	-	12	-	12
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	1	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	325	326	324	309	292	644	601
Other expenses	118	210	194	203	170	236	373
Total operating expenses	467	597	544	523	526	920	1,049

Operating earnings before provision for income tax	(119)	(212)	(225)	(218)	(177)	(185)	(395)
Provision for income tax expense (benefit)	(107)	(171)	(164)	(180)	(149)	(194)	(329)
Operating earnings	(12)	(41)	(61)	(38)	(28)	9	(66)
Preferred stock dividends	31	30	31	30	31	61	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(43)	$(71)	$(92)	$(68)	$(59)	$(52)	$(127)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(12)	$(41)	$(61)	$(38)	$(28)	$9	$(66)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(105)	91	(171)	21	(205)	(102)	(184)
Net derivative gains (losses)	(125)	1,096	(213)	(870)	227	(207)	(643)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	170	177	132	189	163	345	352
Other revenues	130	198	183	103	(78)	229	25
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(92)	(97)	(43)	(45)	(43)	(184)	(88)
Other expenses	(345)	(335)	(407)	(479)	(314)	(627)	(793)
Provision for income tax (expense) benefit	129	(381)	207	374	90	189	464
Income (loss) from continuing operations, net of income tax	(250)	708	(373)	(745)	(188)	(348)	(933)
Income (loss) from discontinued operations, net of income tax	1	3	-	-	-	1	-
Net income (loss)	(249)	711	(373)	(745)	(188)	(347)	(933)
Less: Net income (loss) attributable to noncontrolling interest	(5)	1	2	-	3	(5)	3
Net income (loss) attributable to MetLife, Inc.	(244)	710	(375)	(745)	(191)	(342)	(936)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(275)	$680	$(406)	$(775)	$(222)	$(549)	$(997)

Total Operating Premiums, Fees and Other Revenues	$123	$163	$107	$105	$96	$258	$201

INVESTMENTS
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Fixed Maturity Securities
Yield (1)	4.94%	4.79%	4.90%	4.96%	4.76%
Investment income (2), (3), (4)	$3,794	$3,721	$3,808	$3,840	$3,720
Investment gains (losses) (3)	(105)	(186)	(478)	(136)	(19)
Ending carrying value (2), (3)	342,607	354,611	351,011	355,269	367,138
Mortgage Loans
Yield (1)	5.50%	5.56%	5.53%	5.62%	5.44%
Investment income (3), (4)	765	806	832	830	764
Investment gains (losses) (3)	68	45	15	36	13
Ending carrying value (3)	56,927	59,722	61,303	57,281	55,750
Real Estate and Real Estate Joint Ventures
Yield (1)	4.85%	4.67%	2.65%	3.76%	8.75%
Investment income (3)	99	96	55	80	185
Investment gains (losses) (3)	47	165	(11)	17	(12)
Ending carrying value	8,234	8,197	8,563	8,472	8,477
Policy Loans
Yield (1)	5.41%	5.43%	5.35%	5.30%	5.27%
Investment income	160	162	159	158	156
Ending carrying value	11,858	11,932	11,892	11,896	11,912
Equity Securities
Yield (1)	6.04%	3.59%	4.52%	4.17%	5.24%
Investment income	48	28	35	32	38
Investment gains (losses)	(70)	(3)	14	(9)	19
Ending carrying value	3,238	3,118	3,023	3,043	2,882
Other Limited Partnership Interests
Yield (1)	9.90%	11.08%	6.16%	11.34%	16.07%
Investment income	159	180	99	182	266
Investment gains (losses)	5	-	(4)	(2)	(9)
Ending carrying value	6,453	6,538	6,378	6,487	6,726
Cash and Short-term Investments
Yield (1)	1.09%	1.03%	0.87%	0.69%	0.65%
Investment income	41	38	33	32	34
Investment gains (losses)	1	-	1	-	-
Ending carrying value (3)	22,026	25,901	27,750	30,465	34,540
Other Invested Assets (1)
Investment income	163	158	108	132	197
Investment gains (losses) (3)	(7)	-	(6)	(25)	(10)
Ending carrying value	14,866	23,103	23,581	20,172	24,288
Total Investments
Investment income yield (1)	5.08%	4.97%	4.87%	5.00%	5.05%
Investment fees and expenses yield	(0.13)	(0.13)	(0.14)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.95%	4.84%	4.73%	4.87%	4.92%
Investment income	$5,229	$5,189	$5,129	$5,286	$5,360
Investment fees and expenses	(138)	(137)	(143)	(140)	(139)
Net Investment Income including Divested businesses	5,091	5,052	4,986	5,146	5,221
Less: Net investment Income from Divested businesses (5)	80	82	89	61	34
Net Investment Income (3)	$5,011	$4,970	$4,897	$5,085	$5,187
Ending Carrying Value (3)	$466,209	$493,122	$493,501	$493,085	$511,713
Investment portfolio gains (losses) including Divested businesses	$(61)	$21	$(469)	$(119)	$(18)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(6)	7	(138)	96	(35)
Investment Portfolio Gains (Losses) (3), (5)	$(55)	$14	$(331)	$(215)	$17
Gross investment gains	$348	$474	$247	$278	$255
Gross investment losses	(288)	(199)	(328)	(335)	(182)
Writedowns	(115)	(261)	(250)	(158)	(56)
Investment Portfolio Gains (Losses) (3)	(55)	14	(331)	(215)	17
Investment portfolio gains (losses) income tax (expense) benefit	21	(5)	118	70	(13)
Investment Portfolio Gains (Losses), Net of Income Tax	$(34)	$9	$(213)	$(145)	$4

Derivative Gains (Losses) including Divested businesses	$293	$4,129	$509	$(2,064)	$1,984
Less: Derivative gains (losses) from Divested businesses (5)	(9)	(139)	(13)	(5)	(2)
Derivative gains (losses) (3), (5)	302	4,268	522	(2,059)	1,986
Derivative gains (losses) income tax (expense) benefit	(107)	(1,496)	(171)	727	(699)
Derivative Gains (Losses), Net of Income Tax	$195	$2,772	$351	$(1,332)	$1,287

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 38. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $863 million, $684 million, $740 million, $818 million and $799 million in ending carrying value, and $16 million, ($38) million, $25 million, $45 million and ($1) million of investment income related to trading and other securities at or for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the three month periods ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $18,690 million, $17,874 million, $17,411 million, $18,119 million and $17,459 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $147 million, $140 million, $117 million, $89 million and $70 million, mortgage loans of $6,697 million, $3,227 million, $3,138 million, $3,024 million and $2,932 million and cash and short-term investments of $21 million, $13 million, $21 million, $3 million and $21 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $0, $7,652 million, $8,283 million and $259 million; D) Net investment income adjustments as presented on Page 38 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(61)	$21	$(469)	$(119)	$(18)
Real estate discontinued operations	(43)	(26)	1	(21)	(4)
Net investment gains (losses) related to CSEs	(16)	(7)	3	(5)	4
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(35)	(43)	(93)	35	(46)
Net investment gains (losses) - GAAP basis	$(155)	$(55)	$(558)	$(110)	$(64)

	For the Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Derivative gains (losses) including Divested businesses - in above yield table	$293	$4,129	$509	$(2,064)	$1,984
Investment hedge adjustments	55	70	85	89	113
Joint venture adjustments	-	-	-	-	-
Settlement of foreign currency earnings hedges	(4)	(5)	(4)	(5)	(6)
PAB hedge adjustments	8	2	1	2	1
Net derivative gains (losses) - GAAP basis	$352	$4,196	$591	$(1,978)	$2,092
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 38 for all of the Divested businesses for the three months ended March 31, 2012 and June 30, 2012, includes $85 million and $88 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

INVESTMENTS
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
		At or For the Year-to-Date Period Ended
	Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
	Fixed Maturity Securities
	Yield (1)	4.93%	4.95%	4.94%	4.96%	4.86%
	Investment income (2), (3), (4)	$7,487	$11,208	$15,016	$3,840	$7,560
	Investment gains (losses) (3)	(268)	(454)	(932)	(136)	(155)
	Ending carrying value (2), (3)	342,607	354,611	351,011	355,269	367,138
	Mortgage Loans
	Yield (1)	5.52%	5.54%	5.53%	5.62%	5.53%
	Investment income (3), (4)	1,524	2,330	3,162	830	1,594
	Investment gains (losses) (3)	115	160	175	36	49
	Ending carrying value (3)	56,927	59,722	61,303	57,281	55,750
	Real Estate and Real Estate Joint Ventures
	Yield (1)	3.85%	4.15%	3.76%	3.76%	6.25%
	Investment income (3)	156	252	307	80	265
	Investment gains (losses) (3)	76	241	230	17	5
	Ending carrying value	8,234	8,197	8,563	8,472	8,477
	Policy Loans
	Yield (1)	5.41%	5.46%	5.43%	5.30%	5.28%
	Investment income	320	482	641	158	314
	Ending carrying value	11,858	11,932	11,892	11,896	11,912
	Equity Securities
	Yield (1)	4.70%	4.42%	4.44%	4.17%	4.69%
	Investment income	78	106	141	32	70
	Investment gains (losses)	(34)	(37)	(23)	(9)	10
	Ending carrying value	3,238	3,118	3,023	3,043	2,882
	Other Limited Partnership Interests
	Yield (1)	12.52%	12.07%	10.58%	11.34%	13.74%
	Investment income	402	582	681	182	448
	Investment gains (losses)	8	8	4	(2)	(11)
	Ending carrying value	6,453	6,538	6,378	6,487	6,726
	Cash and Short-term Investments
	Yield (1)	1.09%	1.10%	1.04%	0.69%	0.67%
	Investment income	84	122	155	32	66
	Investment gains (losses)	1	1	2	-	-
	Ending carrying value (3)	22,026	25,901	27,750	30,465	34,540
	Other Invested Assets (1)
	Investment income	173	331	439	132	329
	Investment gains (losses) (3)	(3)	(3)	(9)	(25)	(35)
	Ending carrying value	14,866	23,103	23,581	20,172	24,288
	Total Investments
	Investment income yield (1)	5.00%	5.05%	5.00%	5.00%	5.03%
	Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
	Net Investment Income Yield (1), (3), (5)	4.87%	4.92%	4.87%	4.87%	4.90%
	Investment income	$10,224	$15,413	$20,542	$5,286	$10,646
	Investment fees and expenses	(266)	(403)	(546)	(140)	(279)
	Net Investment Income including Divested businesses	9,958	15,010	19,996	5,146	10,367
	Less: Net investment Income from Divested businesses (5)	164	246	335	61	95
	Net Investment Income (3)	$9,794	$14,764	$19,661	$5,085	$10,272
	Ending Carrying Value (3)	$466,209	$493,122	$493,501	$493,085	$511,713
	Investment portfolio gains (losses) including Divested businesses	$(105)	$(84)	$(553)	$(119)	$(137)
	Less: Investment portfolio gains (losses) from Divested businesses (5)	(9)	(2)	(140)	96	61
	Investment Portfolio Gains (Losses) (3), (5)	$(96)	$(82)	$(413)	$(215)	$(198)
	Gross investment gains	$633	$1,107	$1,354	$278	$533
	Gross investment losses	(531)	(730)	(1,058)	(335)	(517)
	Writedowns	(198)	(459)	(709)	(158)	(214)
	Investment Portfolio Gains (Losses) (3)	(96)	(82)	(413)	(215)	(198)
	Investment portfolio gains (losses) income tax (expense) benefit	35	30	148	70	57
	Investment Portfolio Gains (Losses), Net of Income Tax	$(61)	$(52)	$(265)	$(145)	$(141)
	Derivative Gains (Losses) including Divested businesses	$(93)	$4,036	$4,545	$(2,064)	$(80)
	Less: Derivative gains (losses) from Divested businesses (5)	(11)	(150)	(163)	(5)	(7)
	Derivative gains (losses) (3), (5)	(82)	4,186	4,708	(2,059)	(73)
	Derivative gains (losses) income tax (expense) benefit	24	(1,472)	(1,643)	727	28
	Derivative Gains (Losses), Net of Income Tax	$(58)	$2,714	$3,065	$(1,332)	$(45)
(1)

Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 38. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)

Fixed maturity securities includes $863 million, $684 million, $740 million, $818 million and $799 million in ending carrying value, and $44 million, $6 million, $31 million, $45 million and $44 million of investment income related to trading and other securities at or for the year-to-date period ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

(3)

The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the three month periods ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $18,690 million, $17,874 million, $17,411 million, $18,119 million and $17,459 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $147 million, $140 million, $117 million, $89 million and $70 million, mortgage loans of $6,697 million, $3,227 million, $3,138 million, $3,024 million and $2,932 million and cash and short-term investments of $21 million, $13 million, $21 million, $3 million and $21 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $0, $7,652 million, $8,283 million and $259 million; D) Net investment income adjustments as presented on Page 38 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

		For the Year-to-Date Period Ended
		June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
	Investment portfolio gains (losses) including Divested businesses - in above yield table	$(105)	$(84)	$(553)	$(119)	$(137)
	Real estate discontinued operations	(71)	(97)	(96)	(21)	(25)
	Net investment gains (losses) related to certain CSEs	9	2	5	(5)	(1)
	Other gains (losses) reported in net investment gains (losses) on GAAP basis	(87)	(130)	(223)	35	(11)
	Net investment gains (losses) - GAAP basis	$(254)	$(309)	$(867)	$(110)	$(174)

		For the Year-to-Date Period Ended
		June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
	Derivative gains (losses) including Divested businesses - in above yield table	$(93)	$4,036	$4,545	$(2,064)	$(80)
	Investment hedge adjustments	94	164	249	89	202
	Joint venture adjustments	23	23	23	-	-
	Settlement of foreign currency earnings hedges	(3)	(8)	(12)	(5)	(11)
	PAB hedge adjustments	16	18	19	2	3
	Net derivative gains (losses) - GAAP basis	$37	$4,233	$4,824	$(1,978)	$114
(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(5)

Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 38 for all of the Divested businesses for the year-to-date period ended March 31, 2012 and June 30, 2012, includes $85 million and $173 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

	INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$3,315	62.1%	$2,818	53.7%	$2,896	52.5%	$1,963	52.6%	$1,813	52.1%
	20% or more for less than six months	825	15.5%	1,377	26.2%	1,332	24.2%	258	6.9%	272	7.8%
	20% or more for six months or greater	1,197	22.4%	1,055	20.1%	1,285	23.3%	1,512	40.5%	1,397	40.1%
	Total Gross Unrealized Losses	$5,337	100.0%	$5,250	100.0%	$5,513	100.0%	$3,733	100.0%	$3,482	100.0%

	Total Gross Unrealized Gains	$16,178		$25,168		$25,973		$25,203		$30,950

	GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$42	36.5%	$53	23.3%	$76	25.4%	$33	18.6%	$56	25.3%
	20% or more for less than six months	4	3.5%	89	39.0%	123	41.1%	14	7.9%	19	8.6%
	20% or more for six months or greater	69	60.0%	86	37.7%	100	33.5%	130	73.5%	146	66.1%
	Total Gross Unrealized Losses	$115	100.0%	$228	100.0%	$299	100.0%	$177	100.0%	$221	100.0%

	Total Gross Unrealized Gains	$225		$119		$114		$158		$130

(1)

MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$96,797	28.3%	$106,575	30.1%	$105,785	30.2%	$105,273	29.7%	$110,373	30.1%
Foreign corporate securities		70,538	20.6%	63,522	18.0%	64,018	18.3%	65,354	18.4%	63,345	17.3%
Foreign government securities		49,246	14.4%	52,959	15.0%	52,536	15.0%	55,338	15.6%	56,193	15.3%
U.S. Treasury and agency securities		35,565	10.4%	41,834	11.8%	40,012	11.4%	41,416	11.7%	47,841	13.1%
Residential mortgage-backed securities		44,615	13.1%	42,890	12.1%	42,637	12.2%	41,279	11.7%	41,064	11.2%
Commercial mortgage-backed securities		19,518	5.7%	19,585	5.5%	19,069	5.4%	18,732	5.3%	19,017	5.2%
State and political subdivision securities		11,669	3.4%	13,141	3.7%	13,235	3.8%	13,916	3.9%	14,614	4.0%
Asset-backed securities		13,792	4.1%	13,421	3.8%	12,979	3.7%	13,143	3.7%	13,892	3.8%
Other fixed maturity securities		4	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total fixed maturity securities available-for-sale		$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$239,761	70.2%	$250,596	70.8%	$246,786	70.5%	$248,544	70.1%	$258,302	70.5%
2	Baa	77,066	22.5%	78,837	22.3%	78,531	22.4%	80,882	22.8%	83,515	22.8%
3	Ba	15,266	4.5%	15,348	4.3%	14,375	4.1%	14,618	4.1%	14,848	4.1%
4	B	8,489	2.5%	7,844	2.2%	8,849	2.5%	9,051	2.6%	8,503	2.3%
5	Caa and lower	1,103	0.3%	1,157	0.3%	1,668	0.5%	1,334	0.4%	1,121	0.3%
6	In or near default	59	0.0%	145	0.1%	62	0.0%	22	0.0%	50	0.0%
Total fixed maturity securities available-for-sale (1)		$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%

(1)    Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that file NAIC statutory financial statements are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Unaudited (In millions)
Traditional (2), (3)	$5,709	$5,697	$5,959	$6,954	$7,083
Real estate joint ventures and funds	2,356	2,327	2,340	1,172	1,109
Subtotal	8,065	8,024	8,299	8,126	8,192
Foreclosed	169	173	264	346	285
Total Real Estate and Real Estate Joint Ventures	$8,234	$8,197	$8,563	$8,472	$8,477
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1), (2)
Unaudited (In millions)	June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012			June 30, 2012
Commercial mortgage loans	$39,050		$40,120		$40,440		$40,329			$41,035
Agricultural mortgage loans	12,981		12,967		13,129		12,946			12,848
Residential mortgage loans	2,657		3,424		689		788			747
Mortgage loans held-for-sale	2,805		3,740		7,526		3,664			1,481
Total Mortgage Loans	57,493		60,251		61,784		57,727			56,111
Valuation allowances	(566)		(529)		(481)		(446)			(361)
Total Mortgage Loans, net	$56,927		$59,722		$61,303		$57,281			$55,750

(1)    Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 33, note 3 for the amount excluded for each period presented.

(2)    Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 33, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS

BY REGION AND PROPERTY TYPE

	June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$8,323	21.3%	$8,591	21.4%	$9,022	22.3%	$8,968	22.2%	$8,966	21.9%
Pacific	7,801	20.0%	8,195	20.4%	8,209	20.3%	8,015	19.9%	7,973	19.4%
Middle Atlantic	5,873	15.0%	6,535	16.3%	6,370	15.8%	6,288	15.6%	6,412	15.6%
International	4,518	11.6%	4,540	11.3%	4,713	11.7%	4,839	12.0%	4,955	12.1%
West South Central	3,019	7.7%	3,145	7.9%	3,220	8.0%	3,289	8.1%	3,492	8.5%
East North Central	3,111	8.0%	3,101	7.7%	2,984	7.3%	2,936	7.3%	3,110	7.6%
New England	1,510	3.9%	1,491	3.7%	1,563	3.9%	1,572	3.9%	1,553	3.8%
Mountain	838	2.1%	823	2.1%	746	1.8%	810	2.0%	992	2.4%
East South Central	467	1.2%	454	1.1%	487	1.2%	483	1.2%	460	1.1%
West North Central	628	1.6%	511	1.3%	365	0.9%	346	0.9%	338	0.8%
Multi-Region and Other	2,962	7.6%	2,734	6.8%	2,761	6.8%	2,783	6.9%	2,784	6.8%
Total	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%

Office	$17,951	46.0%	$19,290	48.1%	$18,582	45.9%	$18,320	45.4%	$18,502	45.1%
Retail	8,901	22.8%	8,564	21.3%	9,524	23.6%	9,545	23.7%	9,669	23.6%
Apartments	3,755	9.6%	4,166	10.4%	4,011	9.9%	3,930	9.7%	4,303	10.5%
Industrial	3,046	7.8%	3,138	7.8%	3,102	7.7%	3,288	8.2%	3,224	7.9%
Hotel	3,135	8.0%	2,982	7.4%	3,114	7.7%	3,136	7.8%	3,181	7.7%
Other	2,262	5.8%	1,980	5.0%	2,107	5.2%	2,110	5.2%	2,156	5.2%
Total	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%

METLIFE, INC. APPENDIX RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,238	$1,026	$1,278	$1,493	$1,457	$2,586	$2,950
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(155)	(55)	(558)	(110)	(64)	(254)	(174)
Net derivative gains (losses)	352	4,196	591	(1,978)	2,092	37	114
Premiums - Divested businesses	24	23	23	22	22	46	44
Universal life and investment-type product policy fees
Unearned revenue adjustments	1	16	-	(6)	20	(2)	14
GMIB fees	58	74	66	72	74	116	146
Divested businesses	2	2	2	3	4	4	7
Net investment income
Investment hedge adjustments	(55)	(70)	(85)	(89)	(113)	(94)	(202)
Income from discontinued real estate operations	(2)	(3)	(1)	-	(2)	(6)	(2)
Joint venture adjustments	-	-	-	-	-	(23)	-
Unit-linked contract income	(32)	(824)	(16)	1,015	(517)	387	498
Securitization entities income	92	97	43	43	42	184	85
Divested businesses	80	82	89	146	122	164	268
Other revenues
Settlement of foreign currency earnings hedges	4	5	4	5	6	3	11
Divested businesses	130	198	182	103	(77)	229	26
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(197)	(189)	(24)	(98)	(169)	(207)	(267)
GMIB costs	(10)	411	(448)	(388)	52	(155)	(336)
Market value adjustments	(1)	(4)	-	(7)	(2)	(3)	(9)
Divested businesses	(15)	(16)	(13)	(15)	(12)	(28)	(27)
Interest credited to policyholder account balances
PAB hedge adjustments	(8)	(2)	(1)	(2)	(1)	(16)	(3)
Unit-linked contract costs	77	801	40	(1,016)	509	(358)	(507)
Divested businesses	(3)	(3)	(2)	-	(5)	(5)	(5)
Capitalization of DAC - Divested businesses	2	3	2	2	2	4	4
Amortization of DAC and VOBA
Related to NIGL and NDGL	(112)	(426)	(16)	192	(257)	(84)	(65)
Related to GMIB fees and GMIB costs	(5)	(129)	90	113	(58)	26	55
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	(1)	(1)	(1)	(2)	(2)	(3)
Amortization of negative VOBA
Related to market value adjustments	19	19	17	17	16	38	33
Divested businesses	1	1	1	1	1	2	2
Interest expense on debt
Securitization entities debt expense	(92)	(97)	(43)	(43)	(42)	(184)	(85)
Divested businesses	-	-	-	(2)	(1)	-	(3)
Other expenses
Noncontrolling interest	(9)	(7)	1	24	11	(2)	35
Regulatory implementation costs	(10)	(3)	(9)	(7)	(14)	(11)	(21)
Acquisition and integration costs	(126)	(85)	(133)	(75)	(56)	(194)	(131)
Divested businesses	(258)	(268)	(310)	(419)	(278)	(489)	(697)
Provision for income tax (expense) benefit	73	(1,330)	194	871	(460)	277	411
Income (loss) from continuing operations, net of income tax	1,062	3,442	963	(134)	2,300	1,986	2,166
Income (loss) from discontinued operations, net of income tax	31	8	25	14	3	(9)	17
Net income (loss)	1,093	3,450	988	(120)	2,303	1,977	2,183
Less: Net income (loss) attributable to noncontrolling interest	(7)	(6)	(2)	24	8	-	32
Net income (loss) attributable to MetLife, Inc.	1,100	3,456	990	(144)	2,295	1,977	2,151
Less: Preferred stock dividends	31	30	31	30	31	61	61
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,069	$3,426	$959	$(174)	$2,264	$1,770	$2,090